EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection  with the  Quarterly  Report of W. S.  INDUSTRIES,  INC. (the
"COMPANY") on Form 10-Q for the period ending May 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, James
F. Dempsey, President and Chief Executive Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 10, 2009


                                  By: /s/ JAMES F. DEMPSEY
                                     _____________________________
                                          James F. Dempsey
                                          Chief Financial Officer